UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2025
STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	001-04743	11-1362020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employee Identification Number)
37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: 718-392-0200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.00 per share	SMP	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2025 Omnibus Incentive Plan

On May 15, 2025, the shareholders of Standard Motor Products, Inc. (the “Company”) approved the Standard Motor Products, Inc. 2025 Omnibus Incentive Plan (the “Plan”) at the Annual Meeting of Shareholders. The Plan was previously approved by the Board of Directors of the Company, subject to shareholder approval.

The Plan became effective upon shareholder approval on May 15, 2025, and Plan shall terminate on May 15, 2035, unless terminated sooner as provided for within the Plan. The Plan permits the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards, and other stock-based awards. The maximum number of shares that may be issued under the Plan is 1,050,000, subject to adjustment as provided under the Plan.

The Company’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on April 15, 2025, includes a copy of the Plan and a description of the material terms of the Plan under the caption “Proposal No. 2 Approval of the Standard Motor Products, Inc. 2025 Omnibus Incentive Plan.” The Plan is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 15, 2025, the Company held its Annual Meeting of Shareholders. The Company is providing the following information regarding the results of the matters voted on by shareholders at the Annual Meeting:

(a)    Election of eight Directors to serve for the ensuing year and until their successors are elected:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
James J. Burke	17,476,958	504,651	2,868,503
Alejandro C. Capparelli	17,588,014	393,595	2,868,503
Pamela Forbes Lieberman	17,291,659	689,950	2,868,503
Patrick S. McClymont	17,593,621	387,988	2,868,503
Joseph W. McDonnell	17,136,616	844,993	2,868,503
Alisa C. Norris	17,194,435	787,174	2,868,503
Pamela S. Puryear, Ph.D.	17,330,468	651,141	2,868,503
Eric P. Sills	17,287,839	693,770	2,868,503

(b)    Approval of the Standard Motor Products, Inc. 2025 Omnibus Incentive Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
17,143,242	824,174	14,193	2,868,503

(c)    Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

Votes For	Votes Against	Abstain
20,564,463	258,065	27,584

(d) Approval of a non-binding, advisory resolution on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
17,188,309	753,821	39,479	2,868,503
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

10.1	Standard Motor Products, Inc. 2025 Omnibus Incentive Plan and forms of related award agreements (incorporated by reference to the Company’s Registration Statement on Form S-8 (Registration No. 333-287305), filed on May 15, 2025).

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

By:	/s/ Nathan R. Iles
Nathan R. Iles
Chief Financial Officer
Date: May 15, 2025

Exhibit Index

Exhibit No.	Description

10.1	Standard Motor Products, Inc. 2025 Omnibus Incentive Plan and forms of related award agreements (incorporated by reference to the Company’s Registration Statement on Form S-8 (Registration No. 333-287305), filed on May 15, 2025).

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.
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